                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)             September 21, 2004

                        GOVERNMENT PROPERTIES TRUST, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Maryland                   1-31962                    20-0611663
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission                (IRS Employer
     of incorporation)            File Number)             Identification No.)

             10250 Regency Circle, Suite 100, Omaha, Nebraska      68114
--------------------------------------------------------------------------------
               (Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code             (402) 391-0010

                                      None
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant hereby amends the following items, financial statement, exhibits or other portions of its current Reports on Form 8-K dated September 21, 2004, as filed on September 21, 2004, to include the historical financial statements and pro forma financial information required by Item 9.01(a) and (b).

                                TABLE OF CONTENTS

Item 2.01     Acquisition of Assets.........................................................................   3
Item 9.01     Financial Statements, Pro Forma Financial Information, and Exhibits                              4
    (A)       Financial Statements of Real Estate Operations Acquired

              (1)  Charleston Courthouse Associates, LLC - Charleston, South Carolina                          4

                   Report of Independent Registered Public Accounting Firm..................................   4
                   Statements of Revenue and Certain Expenses for the six months ended June 30, 2004
                   (unaudited) and for the year ended December 31, 2003.....................................   5
                   Notes to Statements of Revenue and Certain Expenses......................................   6
    (B)       Pro Forma Financial Information (unaudited)                                                      7
              (1)  Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2004..................   8
              (2)  Pro Forma Consolidated Statement of Operations for the year ended December 31, 2003......  11
              (3)  Pro Forma Consolidated Statement of Operations for the nine months ended September 30,
                   2004.....................................................................................  12
    (C)       Exhibits......................................................................................  15
    (D)       SIGNATURE.....................................................................................  16

ITEM 2.01 ACQUISITION OF ASSETS

On September 15, 2004, Government Properties Trust, Inc. (the Company) completed its previously announced acquisition of the Hollings Judicial Center Annex
(HJCA) in Charleston, S.C. for approximately $19.0 million. The purchase price was determined through arms-length negotiations between the Company and Charleston Courthouse Associates, LLC, an unrelated party with an address at 85-91 Broad Street, Charleston, South Carolina. The Company funded the purchase price with cash on hand.

The HJCA property is over 61,000 gross square feet and was constructed and placed into service in August 1999. The property is fully leased by the federal government under a modified gross lease which expires in July 2019. The federal government has two 10-year renewal options.

ITEM 9.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS

                        GOVERNMENT PROPERTIES TRUST, INC.

       CHARLESTON COURTHOUSE ASSOCIATES, LLC -- CHARLESTON, SOUTH CAROLINA
                   STATEMENTS OF REVENUE AND CERTAIN EXPENSES
             FOR THE SIX MONTHS ENDED JUNE 30, 2004 (UNAUDITED) AND
                      FOR THE YEAR ENDED DECEMBER 31, 2003

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees of
Government Properties Trust, Inc.

We have audited the accompanying Statement of Revenue and Certain Expenses of Charleston Courthouse Associates, LLC (the Property) for the year ended December 31, 2003. This Statement of Revenue and Certain Expenses is the responsibility of the Property's management. Our responsibility is to express an opinion on the Statement of Revenue and Certain Expenses based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement of Revenue and Certain Expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures made in the Statement of Revenue and Certain Expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Statement of Revenue and Certain Expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement of Revenue and Certain Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Government Properties Trust, Inc.'s Current Report on Form 8-K as described in Note 2, and is not intended to be a complete presentation of the Property's revenue and expenses.

In our opinion, the Statement of Revenue and Certain Expenses referred to above presents fairly, in all material respects, the revenue and certain expenses described in Note 2 for the year ended December 31, 2003 in conformity with U.S. generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

Chicago, Illinois
August 31, 2004

                      CHARLESTON COURTHOUSE ASSOCIATES, LLC
                          -- CHARLESTON, SOUTH CAROLINA

                   STATEMENTS OF REVENUE AND CERTAIN EXPENSES

                                               SIX MONTHS ENDED      YEAR ENDED
                                                 JUNE 30, 2004      DECEMBER 31,
                                                  (UNAUDITED)           2003
                                                  -----------           ----
REVENUE
  Rental income............................      $   839,304       $    1,678,608
  Tenant reimbursements....................            3,940                7,880
                                                 -----------       --------------
                                                     843,244            1,686,488

CERTAIN EXPENSES
  Real estate taxes........................           91,440              182,880
  Insurance................................           14,633               29,266
                                                 -----------       --------------

                                                     106,073              212,146
                                                 -----------       --------------

Revenue in excess of certain expenses......      $   737,171       $    1,474,342
                                                 ===========       ==============

                             See accompanying notes.

       CHARLESTON COURTHOUSE ASSOCIATES, LLC -- CHARLESTON, SOUTH CAROLINA

               NOTES TO STATEMENTS OF REVENUE AND CERTAIN EXPENSES

1. DESCRIPTION OF THE PROPERTY

The Charleston Courthouse Associates, LLC - Charleston, South Carolina (the Property), located at 85-91 Broad Street, Charleston, South Carolina is an office building that is 100% leased to the Federal Government pursuant to a lease expiring in 2019. The Federal Government has two 10-year renewal options at a base rate of no less than the current base rate.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying statement of revenue and certain expenses for the year ended December 31, 2003 was prepared for purposes of complying with the rules and regulations of the Securities and Exchange Commission. The accompanying financial statement is not representative of the actual operations of the Property for the periods presented nor indicative of future operations as certain expenses, primarily depreciation, amortization and interest expense, which may not be comparable to the expenses expected to be incurred by the Company in future operations of Property, have been excluded.

In preparation of the statement of revenue and certain expenses in conformity with U.S. generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

Rental income is recorded when due from the tenant under the term of the lease. The current lease requires monthly rental payments totaling $139,884 through the term of the respective lease. The lease also contains provisions to recover real estate taxes at an amount in excess of the tenant's base year amount, as defined. Such revenue is included in tenant reimbursements in the statement of revenue and certain expenses.

3. INTERIM PERIOD (UNAUDITED)

The unaudited statement of revenue and certain expenses for the six months ended June 30, 2004, has been prepared for purposes of complying with the rules and regulations of the Securities and Exchange Commission. In the opinion of management, all adjustments considered necessary for a fair presentation have been included. Operating results for the six months ended June 30, 2004 are not necessarily indicative of the results that may be expected for the year ending December 31, 2004.

                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                   (UNAUDITED)

On January 27, 2004, the Company completed its initial public offering (the Offering) and sold approximately 19.7 million common shares and received approximately $177.0 million in net proceeds. The Company used a portion of the proceeds to repay outstanding lines of credit and mortgage debt on previously owned properties and intends to use the majority of the remaining proceeds to acquire additional properties.

Since the Offering and through September 30, 2004, the Company completed its previously announced acquisitions of the following properties:

PROPERTY                                                               LOCATION              ACQUISITION COST     DATE ACQUIRED
                                                                       --------              ----------------     -------------
Bureau of Public Debt (Mineral Wells Property).....................   Mineral Wells, WV       $   5,109,486       March 1, 2004
Federal Bureau of Investigation (Pittsburgh FBI Property)..........    Pittsburgh, PA            28,682,675        May 4, 2004
USDA District Offices (Lenexa Property)............................       Lenexa, KS             10,525,293       June 14, 2004
Veterans Administration Outpatient Clinic (Baton Rouge Property)...    Baton Rouge, LA            5,931,242     September 10, 2004
Federal Courthouse (Charleston Fed Court Property).................    Charleston, SC            19,277,829     September 15, 2004
                                                                                              -------------
                                                                                              $  69,526,525
                                                                                              =============

The Company funded the above acquisitions with cash on hand. On July 30, 2004, the Company received $21.0 million and $8.0 million from mortgage notes payable related to its Pittsburgh FBI and Lenexa Properties, respectively. The net effect of the Offering, 2004 Acquisitions and additional mortgage notes payable are reflected in the Company's consolidated historical balance sheet at September 30, 2004.

Subsequent to September 30, 2004, the Company completed the following acquisitions:

PROPERTY                                                                  LOCATION        ACQUISITION COST
                                                                          --------        ----------------
Food & Drug Administration (College Park Property)..............     College Park, MD      $   21,392,480
Citizens and Immigration Services (Pittsburgh USCIS Property....       Pittsburgh, PA          10,476,321
Bureau of Public Debt (Parkersburg Property)....................      Parkersburg, WV          20,197,492
                                                                                            -------------
                                                                                           $   52,066,293
                                                                                           ==============

In addition, on October 13, 2004, the Company completed the sale of the Federal Express building in Harahan, LA (Harahan Property) for approximately $4.6 million in cash.

The accompanying unaudited Pro Forma Condensed Consolidated Balance Sheet of the Company is presented as if the College Park Property, Pittsburgh USCIS Property and Parkersburg Property had been acquired and the Harahan Property had been sold on September 30, 2004. This Pro Forma Condensed Consolidated Balance Sheet should be read in conjunction with the Company's historical consolidated financial statements and notes thereto as filed on Form 10-K for the year ended December 31, 2003 and on Form 10-Q for the nine months ended September 30, 2004. In management's opinion, all adjustments necessary to reflect the acquisitions of the College Park Property, Pittsburgh USCIS Property and Parkersburg Property and the sale of the Harahan Property have been made. The following Pro Forma Condensed Consolidated Balance Sheet is not necessarily indicative of what the actual financial position would have been assuming the above transactions had been consummated at September 30, 2004, nor does it purport to represent the future financial position of the Company.

                        GOVERNMENT PROPERTIES TRUST, INC.
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 2004
                                   (UNAUDITED)

                                                        COLLEGE        PITTSBURGH     PARKERSBURG                         PRO
                                     HISTORICAL (A)     PARK (B)        USCIS (C)         (D)          HARAHAN (E)       FORMA
                                     --------------  --------------  --------------  --------------  --------------  --------------
              ASSETS
Real estate at cost, net of
  accumulated depreciation ......... $  101,692,784  $   21,392,480  $   10,476,321  $   20,197,492  $           --  $  153,759,077
Cash and cash equivalents ..........    105,934,854      (4,131,645)    (10,263,804)     (2,520,977)      1,457,223      90,475,651
Restricted cash escrows ............        692,570              --              --              --              --         692,570
Restricted cash for
  letter of credit .................     17,426,515              --              --     (17,426,515)             --              --
Tenant receivables .................        752,719              --         266,885              --              --       1,019,604
Notes receivable from tenant .......        680,122              --              --              --              --         680,122
Deferred costs, net ................        740,694         175,872              --              --              --         916,566
Real estate deposits ...............      1,950,000      (1,000,000)       (250,000)       (250,000)             --         450,000
Property held for sale .............      4,271,071              --              --              --      (4,271,071)             --
Other assets .......................      1,260,776         213,293          91,077              --              --       1,565,146
                                     --------------  --------------  --------------  --------------  --------------  --------------
Total assets ....................... $  235,402,105  $   16,650,000  $      320,479  $           --  $   (2,813,848) $  249,558,736
                                     ==============  ==============  ==============  ==============  ==============  ==============

LIABILITIES AND STOCKHOLDERS'EQUITY
Liabilities:
   Accounts payable and accrued
     expenses ...................... $    1,202,655  $           --  $      320,479  $           --                  $    1,523,134
   Dividend payable ................      3,103,875              --              --              --              --       3,103,875
   Mortgage notes payable ..........     53,192,447      16,650,000              --              --              --      69,842,447
   Liabilities related to
     property held for sale ........      3,136,070              --              --              --      (3,136,070)             --
                                     --------------  --------------  --------------  --------------  --------------  --------------
Total liabilities ..................     60,635,047      16,650,000         320,479              --      (3,136,070)     74,469,456
Stockholders' equity:
   Common stock ($0.01 par value at
     September 30, 2004; 50,000,000
     shares authorized, 20,692,502
     shares issued and outstanding
     at September 30, 2004) ........        205,183              --              --              --              --         205,183
   Accumulated deficit .............     (3,656,423)             --              --              --         322,222      (3,334,201)
   Additional paid-in capital ......    188,043,599              --              --              --              --     188,043,599
   Dividends declared ..............     (9,825,301)             --              --              --                      (9,825,301)
                                     --------------  --------------  --------------  --------------  --------------  --------------
Total stockholders' equity .........    174,767,058              --              --              --         322,222     175,089,280
                                     --------------  --------------  --------------  --------------  --------------  --------------
Total liabilities and
  stockholders' equity ............. $  235,402,105  $   16,650,000  $      320,479  $           --  $   (2,813,848) $  249,558,736
                                     ==============  ==============  ==============  ==============  ==============  ==============

                             See accompanying notes.

            NOTES TO PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                  (UNAUDITED)

(A) Represents the historical consolidated balance sheet of the Company as of September 30, 2004.

(B) Represents the acquisition of the College Park Property on October 5, 2004. In connection with the acquisition of the College Park Property the Company assumed certain assets and a mortgage loan in the amount of $16,650,000. The remaining purchase was funded with cash. The mortgage loan bears interest at a fixed rate of 6.75% with principal and interest due monthly through November 2026. The College Park Property was completed in September 2004 and totals approximately 79,000 rentable square feet. Approximately 64,000 square feet is occupied by the United States Food & Drug Administration. The remaining space, totaling 15,000 rentable square feet, is vacant. Under terms of the acquisition agreement, the Company will pay an additional amount of $1.2 million should a lease be executed for the vacant space within 6 months of the date of acquisition.

(C) Represents the acquisition of the Pittsburgh USCIS Property on October 26, 2004. The Pittsburgh USCIS Property was acquired with cash and the assumption of certain assets and liabilities. The Pittsburgh USCIS Property, completed in March 2004, totals approximately 33,000 rentable square feet and is 100% occupied by the United States Citizenship and Immigration Services.

(D) Represents the acquisition of the Parkersburg Property on November 1, 2004. In connection with the acquisition of the Parkersburg Property a letter of credit was drawn upon. The remaining purchase was funded with cash. The Parkersburg Property, completed in September 2004, totals approximately 81,000 rentable square feet and is 100% occupied by the Bureau of Public Debt.

(E) Represents the sale of the Harahan Property on October 13, 2004. The Buyer assumed the mortgage notes payable in the amount of $3,136,070.

                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                   (UNAUDITED)

The accompanying unaudited Pro Forma Consolidated Statements of Operations for the nine months period ended September 30, 2004 and for the year ended December 31, 2003 of the Company is presented as if the Charleston Fed Court Property, Pittsburgh FBI Property, Lenexa Property, Mineral Wells Property and other properties acquired in 2003 (the "2003 Acquired Properties), collectively the "Acquired Properties", had been acquired on January 1, 2003. These Pro Forma Consolidated Statements of Operations should be read in conjunction with the Company's historical consolidated financial statements and notes thereto as filed on Form 10-K for the year ended December 31, 2003 and on Form 10-Q for the nine months ended September 30, 2004. In management's opinion, all adjustments necessary to reflect the above acquisitions have been made.

The unaudited Pro Forma Consolidated Statements of Operations are not necessarily indicative of what the actual results of operations would have been for the nine month period ended September 30, 2004 or for the year ended December 31, 2003 assuming the above transactions had been consummated at January 1, 2003, nor does it purport to represent the future results of operations of the Company.

The accompanying unaudited Pro Forma Consolidated Statements of Operations do not include the results of operations for the Baton Rouge Property, College Park Property, Pittsburgh USCIS Property and the Parkersburg Property as these properties began operations within the last nine months and therefore pro forma financial information pursuant to Article 11 of Regulation S-X is not applicable.

                        GOVERNMENT PROPERTIES TRUST, INC.
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2003
                                   (UNAUDITED)

                                                                                MINERAL         PITTSBURGH
                                                         HISTORICAL (A)        WELLS (B)          FBI (B)            LENEXA (B)
                                                      -------------------   ---------------   ---------------     ---------------
Revenue
     Rental income ..............................     $         2,812,476   $       573,843   $     3,171,536     $     1,176,946
     Tenant reimbursements ......................                      --                --            13,561              48,985
                                                      -------------------   ---------------   ---------------     ---------------
Total revenue ...................................               2,812,476           573,843         3,185,097           1,225,931
Expenses
     Property operations ........................                 623,147            66,657           586,572             188,719
     Real estate taxes ..........................                 238,201            14,692           335,880             159,980
     Depreciation and amortization ..............                 764,090                --                --                  --
     General and administrative .................                 440,668                --                --                  --
                                                      -------------------   ---------------   ---------------     ---------------
Total expenses ..................................               2,066,106            81,349           922,452             348,699
                                                      -------------------   ---------------   ---------------     ---------------
Operating income (loss) .........................                 746,370           492,494         2,262,645             877,232
Other income ....................................                  21,635                --                --                  --
Interest expense
     Expense ....................................              (1,188,048)               --                --                  --
     Amortization of deferred financing fees ....                  (9,230)               --                --                  --
                                                      -------------------   ---------------   ---------------     ---------------
Income (loss) from continuing operations ........     $          (429,273)  $       492,494   $     2,262,645     $       877,232
                                                      ===================   ===============   ===============     ===============
Earnings (loss) per share from continuing
operations (basic and diluted) ..................     $             (0.51)
                                                      ===================
Weighted average shares outstanding (basic and
  diluted) ......................................                 836,133
                                                      ===================

                                                        CHARLESTON          2003 ACQUIRED        ADJUSTMENTS
                                                       FED COURT (B)        PROPERTIES (B)         (C), (D)           PRO FORMA
                                                      ---------------      ---------------     ---------------     ---------------
Revenue
     Rental income ..............................     $     1,678,608      $     1,183,253     $            --     $    10,596,662
     Tenant reimbursements ......................               7,880                   --                  --              70,426
                                                      ---------------      ---------------     ---------------     ---------------
Total revenue ...................................           1,686,488            1,183,253                  --          10,667,088
Expenses
     Property operations ........................              29,266              278,385                  --           1,772,746
     Real estate taxes ..........................             182,880              110,039                  --           1,041,672
     Depreciation and amortization ..............                  --                   --           2,357,895           3,121,985
     General and administrative .................                  --                   --                  --             440,668
                                                      ---------------      ---------------     ---------------     ---------------
Total expenses ..................................             212,146              388,424           2,357,895           6,377,071
                                                      ---------------      ---------------     ---------------     ---------------
Operating income (loss) .........................           1,474,342              794,829          (2,357,895)          4,290,017
Other income ....................................                  --                   --                  --              21,635
Interest expense
     Expense ....................................                  --                   --          (1,898,387)         (3,086,435)
     Amortization of deferred financing fees ....                  --                   --            (105,147)           (114,377)
                                                      ---------------      ---------------     ---------------     ---------------
Income (loss) from continuing operations ........     $     1,474,342      $       794,829     $    (4,361,429)    $     1,110,840
                                                      ===============      ===============     ===============     ===============
Earnings (loss) per share from continuing
operations (basic and diluted) ..................                                                                  $          0.05
                                                                                                                   ===============
Weighted average shares outstanding (basic and
  diluted) ......................................                                                   19,856,369          20,692,502
                                                                                               ===============     ===============

                             See accompanying notes.

                        GOVERNMENT PROPERTIES TRUST, INC.
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
            FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2004 (UNAUDITED)

                                                                                 CHARLESTON           MINERAL           PITTSBURGH
                                                          HISTORICAL (A)       FED COURT (B)         WELLS (B)           FBI (B)
                                                       -------------------    ---------------     ---------------    ---------------
Revenue
     Rental income ................................    $         5,060,076    $     1,189,034     $        80,850    $     1,069,918
     Tenant reimbursements ........................                205,851              5,910                  --                139
                                                       -------------------    ---------------     ---------------    ---------------
Total revenue .....................................              5,265,927          1,194,944              80,850          1,070,057
Expenses
     Property operations ..........................              1,126,570             20,748              16,906            219,685
     Real estate taxes ............................                578,428            129,851               1,556            136,040
     Depreciation and amortization ................              1,436,990                 --                  --                 --
     General and administrative ...................              3,026,211                 --                  --                 --
                                                       -------------------    ---------------     ---------------    ---------------
Total expenses ....................................              6,168,199            150,599              18,462            355,725
                                                       -------------------    ---------------     ---------------    ---------------
Operating income (loss) ...........................               (902,272)         1,044,345              62,388            714,332
Other income ......................................              1,238,417                 --                  --                 --
Interest expense
     Expense ......................................             (1,426,521)                --                  --                 --
     Expense from issuance of warrant .............             (2,097,900)                --                  --                 --
     Amortization of deferred financing fees ......               (170,085)                --                  --                 --
                                                       -------------------    ---------------     ---------------    ---------------
Income (loss) from continuing operations ..........    $        (3,358,361)   $     1,044,345     $        62,388    $       714,332
                                                       ===================    ===============     ===============    ===============
Loss per share from continuing operations (basic
  and diluted) ....................................    $             (0.18)
                                                       ===================
Weighted average shares outstanding (basic and
  diluted) ........................................             18,585,837
                                                       ===================

                                                                           ADJUSTMENTS
                                                          LENEXA (B)         (C), (D)         PRO FORMA
                                                       ---------------   ---------------   ---------------
Revenue
     Rental income ................................    $       540,071     $          --   $     7,939,949
     Tenant reimbursements ........................             24,198                --           236,098
                                                       ---------------   ---------------   ---------------
Total revenue .....................................            564,269                --         8,176,047
Expenses
     Property operations ..........................             93,638                --         1,477,547
     Real estate taxes ............................             69,922                --           915,797
     Depreciation and amortization ................                 --           916,959         2,353,949
     General and administrative ...................                 --                --         3,026,211
                                                       ---------------   ---------------   ---------------
Total expenses ....................................            163,560           916,959         7,773,504
                                                       ---------------   ---------------   ---------------
Operating income (loss) ...........................            400,709          (916,959)          402,543
Other income ......................................                 --                --         1,238,417
Interest expense
     Expense ......................................                 --          (885,240)       (2,311,761)
     Expense from issuance of warrant .............                 --                --        (2,097,900)
     Amortization of deferred financing fees ......                 --           (58,352)         (228,437)
                                                       ---------------   ---------------   ---------------
Income (loss) from continuing operations ..........    $       400,709   $    (1,860,551)  $    (2,997,138)
                                                       ===============   ===============   ===============
Loss per share from continuing operations (basic
  and diluted) ....................................                                        $         (0.14)
                                                                                           ===============
Weighted average shares outstanding (basic and
  diluted) ........................................                            2,106,665        20,692,502
                                                                         ===============   ===============

                             See accompanying notes.

            NOTES TO PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)

(A) Represents the historical consolidated statements of operations of the Company. The historical consolidated statement of operations for the year ended December 31, 2003 has been reclassified to reflect the Harahan Property as a discontinued operation.

(B) Represents the historical operations for the Charleston Fed Court Property, the Mineral Wells Property, the Pittsburgh FBI Property, the Lenexa Property and the 2003 Acquired Properties prior to the Company's date of acquisition. Audited historical financial information for the Mineral Wells Property was included in the Company's registration statement related to the Offering. Audited and unaudited historical financial information for the Pittsburgh FBI Property and the Lenexa Property are included in report on Form 8-K/A filed on July 16, 2004. Audited and unaudited historical financial information for the Charleston Fed Court Property are included in this report on Form 8-K/A.

(C) Represents pro forma adjustments related to the Company's ownership of the Acquired Properties prior to its date of acquisition:

                                                        ADJUSTMENTS FOR
                                                          NINE MONTHS       ADJUSTMENTS FOR
                                                             ENDED            YEAR ENDED
                                                         SEPTEMBER 30,       DECEMBER 31,
                                                              2004               2003
                                                        ---------------     ---------------
DEPRECIATION AND AMORTIZATION (1)
  Mineral Wells ..................................          $ 24,222          $  145,332
  Pittsburgh FBI .................................           322,524             967,572
  Lenexa .........................................           165,358             360,780
  Charleston Fed Court ...........................           404,855             571,558
  2003 Acquired Properties .......................                --             312,653
                                                            --------          ----------
     Total depreciation and amortization
        expense ..................................          $916,959          $2,357,895
                                                            ========          ==========
INTEREST EXPENSE (2)
  Pittsburgh FBI .................................          $673,750          $1,155,000
  Lenexa .........................................           253,867             435,200
  2003 Acquired Properties .......................                --             458,444
                                                            --------          ----------
     Total interest expense ......................          $927,617          $2,048,644
                                                            ========          ==========
AMORTIZATION OF DEFERRED FINANCING FEES (2)
  Pittsburgh FBI .................................          $ 25,442          $   43,615
  Lenexa .........................................            32,910              56,417
  2003 Acquired Properties .......................                --               5,115
                                                            --------          ----------
     Total interest expense ......................          $ 58,352          $  105,147
                                                            ========          ==========

(1) Represents estimated depreciation and amortization of the acquired properties based upon the preliminary purchase price allocations in accordance with our depreciation and amortization policy.

(2) Represents estimated interest expense for the Pittsburgh FBI Property, the Lenexa Property and the individual 2003 Acquired Properties' mortgage debt, including stated interest rate and amortization of deferred loan fees.

(D) Represents pro forma adjustments related to the Company's Offering and the related effects on the Consolidated Statements of Operations as if the Offering had occurred on January 1, 2003:

                                                                ADJUSTMENTS FOR
                                                                   NINE MONTHS        ADJUSTMENTS FOR
                                                                     ENDED              YEAR ENDED
                                                                 SEPTEMBER 30,         DECEMBER 31,
                                                                      2004                 2003
                                                                ---------------       ---------------
INTEREST EXPENSE (1)
Elimination of interest expense on debt repaid from
Offering proceeds related to 2003 Acquired Properties           $       (42,377)      $      (150,257)
                                                                ===============       ===============
WEIGHTED AVERAGE SHARES OUTSTANDING (2)
Adjustment to reflect the total number of  shares
outstanding after the Offering                                        2,106,665            19,856,369
                                                                ===============       ===============

      (1) In connection with the Offering, the Company used a portion of the proceeds to repay lines of credit and mortgage debt outstanding on the 2003 Acquired Properties. This adjustment eliminates interest expense associated with the lines of credit and mortgage debt that was repaid.

      (2) The adjustment increases the weighted average shares outstanding to 20,692,502, which is the total number of shares outstanding after the Offering and issuance of restricted share grants. These adjustments along with the net effect of the other pro forma adjustments have changed the pro forma earnings per share amounts.

(C)   Exhibits

      The following exhibit is included in this Report:

      Exhibit 23.1       Consent of Ernst & Young LLP

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  GOVERNMENT PROPERTIES TRUST, INC.

Date:  December 1, 2004              By: /s/ Nancy D. Olson
                                         ---------------------
                                         Nancy D. Olson
                                         Chief Financial Officer and Treasurer

                                  EXHIBIT INDEX

EXHIBIT NUMBER                      DESCRIPTION

  23.1                        Consent of Ernst & Young LLP